UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D. C. 20549
                            _________

                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 29, 2004

                       GRAHAM CORPORATION
       (exact name of registrant as specified in Charter)


Delaware                        1-8462                      16-1194720
--------                        ------                      ----------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
 of Incorporation)                                           Identification
                                                               Number)


           20 Florence Avenue, Batavia, New York 14020
           -------------------------------------------
            (Address of principal executive offices)

 Registrant's telephone number, including area code: (585) 343-2216
                                                     --------------

                               N/A
  ------------------------------------------------------------
  (Former name or former address, if changed since last report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

      Written communications pursuant to Rule 425 under the --- Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the --- Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b)
 ---  under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c)
 ---  under the Exchange Act (17 CFR 240.13e-4(c))

     Item  1.01    Entry Into A Material  Definitive Agreement
                   -------------------------------------------

     In connection with the retirement of Alvaro Cadena disclosed in Item 5.02 of this Form 8-K, Graham Corporation entered into an agreement with Mr. Cadena dated November 29, 2004 (the "Agreement"). Subject to the conditions set forth in the Agreement, the Agreement provides for continuation of Mr. Cadena's employment, as senior advisor to the Company, and of his salary and benefits through December 31, 2004. The Agreement provides for Mr. Cadena's engagement by the Company as an independent consultant, commencing January 1, 2005 and continuing to the date Mr. Cadena attains the age of 65, subject to the conditions set forth in the Agreement. For example, the Agreement sets forth consulting fees and number of days per annum for providing consulting services. The Company agrees to provide specified medical, dental and insurance benefits to Mr. Cadena during the consulting period and Mr. Cadena agrees not to compete against the Company or to use confidential company information during that period. The Agreement includes a release by each of Graham Corporation and Mr. Cadena of claims that either party may have against the other in respect of Mr. Cadena's employment with the Company. A copy of the Agreement is filed herewith as Exhibit 10.1.

     In connection with the appointment on November 29, 2004 of William C. Johnson as the Company's President and Chief Executive Officer, as disclosed in Item 5.02 of this Form 8-K, Graham Corporation made an offer of employment by letter containing prospective terms of employment, which are described herein under Item 5.02. The letter stating terms of employment is filed herewith as Exhibit 10.2.


     Item 1.02     Termination of a Material Definitive Agreement
                   ----------------------------------------------

     Pursuant to Mr. Cadena's retirement and as acknowledged in the Agreement between Graham Corporation and Mr. Cadena disclosed in Item 1.01 of this Form 8-K, each of (a) the Employment Agreement dated September 26, 1996 between Mr. Cadena and the Company, filed as Exhibit 10.4 with the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1998; and (b) and the Senior Executive Severance Agreement dated July 28, 1995 between Mr. Cadena and the Company, filed as Exhibit 10.5 with the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1998, terminated on November 29, 2004. The employment agreement contained terms and conditions regarding Mr. Cadena's employment with the company, including salary, duties and employment benefits and severance benefits. The Senior Executive Severance Agreement provided for additional severance payments in the event of a change in control of the Company. The Company incurs no penalties in connection with the termination of either agreement.

     Item 5.02     Departure of Directors or Principal Officers;
                   ---------------------------------------------
                   Election of Directors; Appointment of Principal Officers
                   --------------------------------------------------------

     Effective November 29, 2004, Alvaro Cadena retired from the positions of President and Chief Executive Officer of Graham Corporation and from the Company's Board of Directors.
     The Board of Directors appointed William C. Johnson as President and Chief Executive Officer of Graham to succeed Mr. Cadena, effective November 29, 2004. On that date the Board elected Mr. Johnson as a director of the Company, to fill the vacancy on the Board created by the retirement of Mr. Cadena. In his capacity as a director Mr. Johnson will serve on the Board's Executive Committee.
     Mr. Johnson, 41, joined Graham from ESAB Welding and Cutting Equipment, a global welding and cutting equipment manufacturer, where he had served since October 1999 as Senior Vice President and General Manager, leading a division today totaling $100 million in annual sales. His career has included extensive experience in the manufacturing sector. He served as General Manager of the ABB Distribution Transformer Division from 1996 to 1999 and previously held other senior executive and general management positions with ABB. Mr. Johnson earned his Bachelor of Science degree from Alfred University in Alfred, New York and his MBA from Rollins College. He was an officer in the United States Navy from 1985 to 1990, serving in the submarine fleet.
     Arrangements regarding Mr. Johnson's employment were outlined in an offer of employment made to him by the Company and provide for salary at the rate consistent with that currently paid to the President and CEO, benefits to which the President and CEO is entitled pursuant to the company's established employee benefit plans, severance payment of one year's base salary in the event of termination other than for cause and a grant of options following commencement of employment to purchase 18,000 shares of the company's common stock.


     (c)   Exhibits


     Exhibit Number           Description of Exhibits
     --------------           -----------------------
     10.1                     Agreement and Release of Claims dated
                              November  29, 2004 between Alvaro Cadena
                              and Graham Corporation

     10.2                     Letter dated October 29, 2004 from Jerald D.
                              Bidlack, Chairman of Graham Corporation's
                              Board of Directors, to William C. Johnson describing proposed terms of employment

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   GRAHAM CORPORATION
                                   (Registrant)



Date: December 2, 2004              By  /s/ J. Ronald Hansen
                                        --------------------
                                        J. Ronald Hansen
                                        Vice President - Finance
                                        & Administration and
                                        Chief Financial Officer

                              EXHIBIT INDEX


     Exhibit Number           Description of Exhibits
     --------------           -----------------------
     10.1                     Agreement and Release of Claims dated
                              November 29, 2004 between Alvaro Cadena
                              and Graham Corporation

     10.2                     Letter dated October 29, 2004 from Jerald
                              D. Bidlack, Chairman of Graham Corporation's
                              Board of Directors, to William C. Johnson describing proposed terms of employment